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                                                                   EXHIBIT 10.55


                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT is entered into as of this 8th day of March, 1999, by and between TECHNICLONE CORPORATION, a Delaware corporation ("DEBTOR") and BIOTECHNOLOGY DEVELOPMENT, LTD., a Nevada limited partnership ("SECURED PARTY").

                                R E C I T A L S:
                                - - - - - - - -

         WHEREAS, Debtor is indebted to Secured Party in the principal sum of $3,300,000, pursuant to that certain Secured Promissory Note dated March 1, 1999, made by Debtor to the order of Secured Party (the "PROMISSORY NOTE"); and

         WHEREAS, this Security Agreement is intended by the parties hereto to create a security interest in the collateral described herein in favor of Secured Party to secure all of the obligations of Debtor under the Promissory Note.

         IN CONSIDERATION of the mutual covenants herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereto do hereby agree as follows:

1.       SECURITY INTEREST.
         ------------------

         As security for the performance of the obligations and indebtedness represented by the Promissory Note, Debtor hereby grants to Secured Party a security interest in the following collateral, whether now owned or hereafter acquired by Debtor (the "Collateral"):

         All assets of Debtor, and all additions and accessions thereto, substitutions and replacements therefor, and all proceeds thereof, EXCLUDING, HOWEVER, any inventory, furniture, fixtures and/or equipment which (i) are used in the commercialization of Oncolym(R) (including, without limitation, the manufacture, scale-up, radiolabeling, testing, packaging or commercial production of such product) and are not located on the premises of Debtor in the City of Tustin, California; or (ii) serve as security to any bank, financial institution or other institutional creditor or lender to whom Debtor is or may become indebted with respect to the repayment of borrowed money or with respect to any equipment lease financing agreement or arrangement, and all additions and accessions thereto, substitutions and replacements therefor and all proceeds thereof, and FURTHER EXCLUDING any and all intangible property and intellectual property of Debtor and any and all rights with respect thereto, and all additions and accessions thereto, substitutions and replacements therefor, and all proceeds thereof (including, without limitation, any patents and patent applications and any extensions thereof, supplements thereto and improvements thereon, any trade marks, trade names and applications therefor and extensions thereof, any copyrights or copyright applications and extensions thereof, and any trade secrets, know-how, formulae, processes, methods, methodologies, designs and any and all other intellectual property and any and all rights with respect thereto of any kind or nature whatsoever and any goodwill associated therewith).


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         Debtor and Secured Party agree that the security interest created hereby has attached to the Collateral to the extent permitted by law, and that it will attach to additional portions of the Collateral hereinafter acquired by Debtor, as the requirements for attachment are otherwise met. The parties hereto agree that all of the Collateral is tangible personal property of Debtor.

2.       POSSESSION AND LOCATION OF COLLATERAL.
         --------------------------------------

         Unless and until any default occurs hereunder, Debtor shall have possession of the Collateral for its use and enjoyment in any lawful manner not inconsistent with this Agreement or the Promissory Note. The Collateral will be kept at Debtor's principal place of business and will not be moved therefrom without the prior written consent of Secured Party, except that Debtor may make sales of inventory, furniture, fixtures or equipment items in the ordinary course of business. The consent of Secured Party required hereby shall not be unreasonably withheld.

3.       FINANCING STATEMENTS.
         ---------------------

         Debtor shall join with Secured Party in executing one or more financing statements (e.g. Form UCC-1) or other documents pursuant to the provisions of the California Commercial Code, or any other applicable law, relating to the perfection of the Secured Party's security interest in the Collateral, in form reasonably satisfactory to Secured Party.


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4.       TRANSFER, LIENS AND ENCUMBRANCES.
         ---------------------------------

         Title to the Collateral will remain in and continue to be vested in Debtor. Debtor will not sell, offer to sell or otherwise transfer the Collateral, any portion thereof, or any interest therein, without the prior written consent of Secured Party, except that Debtor may make sales of inventory, furniture, fixtures or equipment items in the ordinary course of business. The consent of Secured Party required hereby shall not be unreasonably withheld. Notwithstanding the foregoing, in no event shall Debtor sell any fixed asset with a value in excess of $100,000 without the written consent of Secured Party which it may grant in its sole and absolute discretion. In addition, Debtor will keep the Collateral free from any lien, security interest or encumbrance, unless Secured Party shall consent otherwise in writing which consent shall not be unreasonably withheld.

5.       RISK OF LOSS AND INSPECTION OF COLLATERAL.
         ------------------------------------------

         Debtor shall have all risk of loss of the Collateral and will keep the Collateral in good order and repair and insured against loss or theft in commercially reasonable amounts. Secured Party shall have the right, at any reasonable time, to examine and inspect the Collateral.

6.       EVENTS OF DEFAULT.
         ------------------

         Debtor shall be in default under this Agreement upon the occurrence of any of the following events or conditions ("EVENTS OF DEFAULT"):

         (1) The failure of Debtor to perform any obligation or covenant set forth herein or in the Promissory Note;

         (2) The filing by or against Debtor of any petition under any bankruptcy, reorganization, insolvency, or other law providing for the relief of debtors or the making of any assignment for the benefit of creditors; or

         (3) The failure of Debtor to pay principal and interest under the terms of the Promissory Note.


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7.       REMEDIES UPON DEFAULT.
         ----------------------

         Upon the occurrence of any Event of Default hereunder, and if, upon written notice of such default delivered to the Debtor, the specified default is not cured within fifteen (15) days of receipt of such notice, Secured Party may, at its option, declare all amounts secured hereby immediately due and payable and shall have the right to conduct a public or private sale of the Collateral pursuant to and in accordance with the California Commercial Code. Upon Debtor's default pursuant to this Section 7, the parties hereto shall have all of the rights and remedies available to them under the California Commercial Code.

         Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. All rights and remedies of Secured Party shall be cumulative and may be exercised successively or concurrently and without impairing Secured Party's interest in the Collateral.

8.       NOTICE.
         -------

         All written notices required or permitted pursuant to this Agreement shall be sent by certified mail, return receipt requested, or delivered by hand to the parties hereto at the following address, or at any such other address which any party hereto may, by written notice, have designated pursuant to this section:

         "Debtor":          Techniclone Corporation
                            14282 Franklin Avenue
                            Tustin, California 92780
                            Attn: Chief Financial Officer

         "Secured Party":   Biotechnology Development, Ltd.
                            222 South Rainbow, Suite 218,
                            Las Vegas, Nevada 89128
                            Attn: Edward J. Legere, General Partner

9.       APPLICABLE LAW.
         ---------------

         This Agreement is to be construed and interpreted in accordance with the laws of the State of California and venue, in the event of any dispute, shall be in the state of federal courts located in Orange County, California.


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10.      INUREMENT.
         ----------

         This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, their successors and assigns, and may be altered, amended or changed only by an instrument in writing signed by the parties hereto.

11.      ATTORNEY'S FEES.
         ----------------

         In the event of any dispute or controversy concerning the subject matter hereof, the prevailing party shall be entitled to recover from the other party all reasonable costs, fees and expenses, including without limitation, all attorneys' fees and related costs.

12.      COUNTERPARTS.
         -------------

         This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

         DEBTOR:                           TECHNICLONE CORPORATION,
         -------                           a Delaware corporation



                                           By: \S\ LARRY O. BYMASTER
                                               ---------------------------------
                                               Larry O. Bymaster, President


         SECURED PARTY:                    BIOTECHNOLOGY DEVELOPMENT, LTD.,
         --------------                    a Nevada limited partnership



                                           By: \S\ EDWARD J. LEGERE
                                               ---------------------------------
                                               Edward J. Legere, General Partner


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